                                                                     EXHIBIT 4.1


INCORPORATED UNDER THE LAWS                      CLASS A COMMON STOCK
OF THE STATE OF OKLAHOMA                               PAR VALUE $.01

                                                           SHARES
THIS CERTIFICATE IS TRANSFERABLE
IN NEW YORK, NEW YORK                       CUSIP ____________________
                                                       SEE REVERSE FOR
                                                   CERTAIN DEFINITIONS

                           RED MAN PIPE & SUPPLY CO.

THIS CERTIFIES THAT

IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

RED MAN PIPE & SUPPLY CO., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation, as amended, or as may be amended (a copy of which is on file with the Transfer Agent), to all of which the holder by acceptance hereof agrees and assents. This certificate is not valid until countersigned by the Transfer Agent and the Registrar.

     In Witness Whereof, the said Corporation has caused the facsimile signatures of its duly authorized officers to be hereunto affixed.


                              CERTIFICATE OF STOCK


DATED:

                                           COUNTERSIGNED AND REGISTERED:

President and Chief Executive Officer      Transfer Agent and Registrar


                                           By:
                                              ------------------------------
Treasurer                                               Authorized Signature

                           RED MAN PIPE & SUPPLY CO.

     THE CORPORATION WILL FURNISH, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK OF THE CORPORATION AUTHORIZED TO BE ISSUED. SUCH REQUEST MAY BE MADE TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM      -as tenants in common               UNIF GIFT MIN ACT -_________________Custodian___________________
                                                                          (Cust)                     (Minor)
TEN ENT      -as tenants by the entities         UNIF TRANS MIN ACT-_________________Custodian___________________
                                                                          (Cust)                     (Minor)
JT TEN      -as joint tenants with right of      Under Uniform Gifts to Minors
             survivorship and not as             Act__________________________
             tenants in common                               (State)


    Additional abbreviations may also be used though not on the above list.

     For value received, __________________________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[              ]
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Please print or typewrite name and address including postal zip code of assignee

                                                             , Assignee
-------------------------------------------------------------           --------
shares of the capital stock represented by the within certificate and do hereby irrevocably constitute and appoint
                                   ------------------------

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated                                    X
     --------------------------------     --------------------------------------

                                         X
                                          --------------------------------------
                                          Please sign here exactly as name(s) is
                                          (are) shown on the face of this
                                          certificate without any change or
                                          alteration whatever.


SIGNATURE(S) GUARANTEED:


IMPORTANT NOTICE: When you sign your name to this Assignment Form without filling in the name of your "Assignee" or "Attorneys," this stock certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you either (i) fill in the name of the new owner in the "Assignee" blank or (ii) if you are sending the certificate to your bank or broker, fill in the name of the bank or broker in the "Attorney" blank. Alternatively, instead of using this Assignment Form, you may sign a separate "stock power" form (available from New York Stock Exchange, commercial bank or trust company) and then mail the unsigned stock certificate and the signed "stock power" in separate envelopes. For added protection, use certified or registered mail for a stock certificate. If you have any questions on the transfer procedure, please call the Registrar and Transfer Agent listed on the face of this certificate.